F/m Investments Funds
F/m Investments Large Cap Focused Fund
Schedule of Investments
March 31, 2021 (Unaudited)

	Shares	Fair Value
COMMON STOCK - 93.54%

Communications - 16.50%
Alphabet, Inc. - Class A (a)	843	$1,738,704
Amazon.com, Inc. (a)	1,686	5,216,619
Etsy, Inc. (a)	9,173	1,849,919
Snap, Inc. - Class A (a)	40,097	2,096,672
		10,901,914
Consumer, Cyclical - 3.73%
Peloton Interactive, Inc. - Class A (a)	10,337	1,162,292
Starbucks Corp.	11,916	1,302,061
		2,464,353
Consumer, Non-cyclical - 15.87%
Avantor, Inc. (a)	66,800	1,932,524
Coca-Cola Co.	26,103	1,375,889
Hologic, Inc. (a)	16,965	1,261,857
PayPal Holdings, Inc. (a)	8,134	1,975,261
Repligen Corp. (a)	6,420	1,248,112
Square, Inc. - Class A (a)	6,380	1,448,579
Zoetis, Inc.	7,900	1,244,092
		10,486,314
Energy - 3.66%
ConocoPhillips	22,491	1,191,348
Pioneer Natural Resources Co.	7,716	1,225,455
		2,416,803
Financials - 3.73%
Ally Financial, Inc.	26,855	1,214,114
Synchrony Financial	30,842	1,254,036
		2,468,150
Industrials - 6.59%
Caterpillar, Inc.	6,426	1,489,997
Dover Corp.	11,237	1,540,930
Eaton Corp. PLC	9,587	1,325,690
		4,356,617
Technology - 43.46%
Adobe Inc. (a)	5,148	2,447,205
Advanced Micro Devices, Inc. (a)	33,464	2,626,924
Apple, Inc.	52,644	6,430,465
Applied Materials, Inc.	18,881	2,522,502
Broadcom, Inc.	4,043	1,874,577
DocuSign, Inc. (a)	9,548	1,932,993
Lam Research Corp.	3,309	1,969,649
Microsoft Corp.	26,892	6,340,327
NVIDIA Corp.	4,813	2,569,805
		28,714,447

TOTAL COMMON STOCK (Cost $44,484,337)		61,808,598

SHORT-TERM INVESTMENTS - 6.58%
First American Treasury Obligations Fund - Class X, 0.03% (b)	4,349,750	4,349,750

TOTAL SHORT-TERM INVESTMENTS (Cost $4,349,750)		4,349,750

TOTAL INVESTMENTS (Cost $48,834,087) - 100.12%		$66,158,348
LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.12)%		(82,417)
NET ASSETS - 100%		$66,075,931

Percentages are stated as a percent of net assets.

(a) Non-income producing security
(b) Rate shown represents the 7-day effective yield at March 31, 2021, is subject to change and resets daily.

The following abbreviations are used in this portfolio:
PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

F/m Investments Funds

Notes to the Schedules of Investments

March 31, 2021 (Unaudited)

The following is a summary of the significant accounting policies followed by the F/m Investments Large Cap Focused Fund (the “Fund”) (formerly, the Cognios Large Cap Growth Fund) in the preparation of the Fund’s financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Fund is a series of the M3Sixty Funds Trust.

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to F/m Investments LLC (the “Adviser”) to apply those guidelines in determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
•	Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock) – Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Money market funds – Money market funds are valued at their net asset value of $1.00 per share and are categorized as Level 1.

F/m Investments Funds

Notes to the Schedules of Investments

March 31, 2021 (Unaudited)

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of March 31, 2021:

Categories (a)	Level 1	Level 2	Level 3	Total
Large Cap Focused Fund:
Common Stock (b)	$61,808,598	—	—	$61,808,598
Short-Term Investments	4,349,750			4,349,750
Total Investments in Securities	$66,158,348	—	—	$66,158,348

(a)       As of and during the nine month period ended March 31, 2021, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(b)       All common stock held in the Fund are Level 1 securities. For a detailed break-out of common stock by industry, please refer to the Schedules of Investments.

During the nine month ended March 31, 2021, no securities were valued using alternative procedures approved by the Board.

Non-Diversified Funds

The Fund is a non-diversified Fund. Non-diversified Funds may or may not have a diversified portfolio of investments at any given time, and may have large amounts of assets invested in a very small number of companies, industries or securities. Such lack of diversification substantially increases market risks and the risk of loss associated with an investment in the Fund, because the value of each security will have a greater impact on the Fund’s performance and the value of each shareholder’s investment. When the value of a security in a non-diversified fund falls, it may have a greater impact on the Fund than it would have in a diversified fund.

Tax Matters

For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments at March 31, 2021 were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Large Cap Focused Fund	$48,898,807	$17,740,854	$(481,313)	$17,259,541

The difference between book basis unrealized appreciation and tax-basis unrealized appreciation for the Fund is attributable primarily to the tax deferral of losses on wash sales.